SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2004

      Intermagnetics General Corporation

(Exact Name of Registrant Specified in Charter)

New York	001-11344	14-1537454

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Old Niskayuna Road, P.O. Box 461, Latham, New York	12110-0461

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(518) 782-1122

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

TABLE OF CONTENTS

Item 5. Other Events
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURE
EXHIBIT INDEX
EXHIBIT 2.1
EXHIBIT 99.1

Item 5.	Other Event

     On May 17, 2004, Intermagnetics General Corporation (the “Parent”) and MRI Devices Corporation (the “Company”) executed a Plan of Merger and Reorganization under which Sunshine Merger Sub, Inc., a wholly-owned subsidiary of Intermagnetics, will acquire all of the outstanding shares of the Company. A copy of the press release announcing the agreement is attached to this Form 8-K as Exhibit 99.1 and a copy of the Plan of Merger and Reorganization is attached as Exhibit 2.1.

Item 7.	Financial Statements and Exhibits.

     (c) The following exhibits are furnished as part of this Report on Form 8-K.

Exhibit 2.1	Plan of Merger and Reorganization among Intermagnetics General Corporation, Sunshine Merger Sub, Inc., MRI Devices Corporation and Jeffrey R. Fitzsimmons and Brent Berthy, collectively in their capacity as the Shareholders’ Representative dated May 17, 2004. Omitted schedules will be furnished supplementally to the Commission upon its request.

Exhibit 99.1	Intermagnetics’ Press release dated May 17, 2004, announcing definitive agreement to acquire all of the outstanding shares of MRI Devices Corporation.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Intermagnetics General Corporation

By:	/s/ Michael K. Burke

Michael K. Burke Executive Vice President and Chief Financial Officer

Dated: May 18, 2004

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 2.1	Plan of Merger and Reorganization among Intermagnetics General Corporation, Sunshine Merger Sub, Inc., MRI Devices Corporation and Jeffrey R. Fitzsimmons and Brent Berthy, collectively in their capacity as the Shareholders’ Representative dated May 17, 2004.

Exhibit 99.1	Intermagnetics’ Press release dated May 17, 2004, announcing definitive agreement to acquire all of the outstanding shares of MRI Devices Corporation.